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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 15, 2003


                                 Chinawe.com Inc
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             (Exact name of registrant as specified in its charter)


       California                       000-29169               95-462785
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
   of incorporation)                                        Identification No.)



c/o Hartman & Craven LLP, 488 Madison Avenue, New York, New York       10022
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 753-7500
                                                    --------------


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         (Former name or former address, if changed since last report.)







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Item 5. Other Events and Resolution FD Disclosure.
        -----------------------------------------

On December 15, 2003 Chinawe.com Inc. (the "Company") and Charter One Investments Limited ("Charter") executed a Memorandum of Understanding whereby Charter agreed to convert the HK$1,000,000 loan previously made to the Company into 3,800,000 unregistered shares of the Company's common stock, par value $.001 per share.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        (a)    Financial Statements of Businesses Acquired.

               None.

        (b)    Pro Forma Financial Information.

               None.

        (c)    Exhibits.


               10.2 Memorandum of Understanding, dated December 15, 2003, between Chinawe.com Inc. and Charter One Investments Limited





















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CHINAWE.COM INC.



Date: December 22, 2003                        By: /s/Man Ying Ken Wai
                                                   --------------------
                                                   Man Ying Ken Wai
                                                   Vice President

























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